Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchanges commission.


                                                                   EXHIBIT 10.20

                 Microsoft Corporaiton          Tel 650 571 7737
                 950 Tower Lane, Suite 900      Fax 650 571 6040
                 Foster City, CA 94404          http://www.microsoft.com/

                                                                [MICROSOFT LOGO]

                             LETTER OF UNDERSTANDING

September 29, 1998

Joshua Marks
ZapMe!
3000 Executive Parkway, Suite 150
San Ramon, CA 94583

Dear Mr. Marks:

         In response to your request, Microsoft Corporation, through its Microsoft Consulting Services division ("MCS") is pleased to provide technical assistance to ZapMe! ("Customer"). Based on our discussions, we understand that Customer requires assistance with developing applications with Microsoft Office Suite products. This technical assistance is defined in more detail as follows:

ZapMe! experiences the following problems with writing its own Internet-based applications to work with Microsoft Office products, or in particular, Microsoft Word.

[*]

         Our services are provided on a time and materials basis and are based upon the rate(s) of the individual(s) assigned and the actual amount of hours worked by those individuals. Our fees for this engagement for an MCS Senior Consultant are [*] per hour, plus travel and expenses. This represents a [*] discount off our standard fees of [*] per hour. The total estimated fee for this project is [*] based on an estimated [*] hours of service during a one month time period. Customer agrees to pay MCS for the actual time worked by MCS consultants, plus all travel and other expenses incurred in connection with the work.

         The services to be provided by MCS will be in the form of advice or consultation only, and will not result in the delivery of any computer programs or code with associated title or license rights. In the event that MCS services under this Letter Agreement includes delivery of a report to Customer, Customer shall own the copyright in the report, however Microsoft reserves the right to use for any purpose subsets or modules of the report which by themselves provide generic technical information not unique to Customer's business.

         The terms and conditions of this Letter Agreement are confidential, and any and all information identified


--------
[*]Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchanges commission.

by either party as "Confidential" and/or "Proprietary", or which, under all of the circumstances, ought reasonably to be treated as Confidential and/or Proprietary ("Confidential Information"), will not be disclosed to any third person without the express consent of the other party. These confidentiality obligations shall not apply to any information which is, or becomes, available to the general public other than through a breach by the receiving party, or is developed through the independent efforts of the receiving party. Either party shall be free to use for any purpose the residuals resulting from access to or work with such Confidential Information, provided that such party shall maintain the confidentiality of the Confidential Information. The term "residuals" means information in nontangible form, which may be retained by persons who have had access to the Confidential Information. However, nothing in this paragraph shall be deemed to grant to either party a license in the other party's copyrights or patents.

         Neither party will be liable to the other for any consequential, indirect or special damages which may arise out of the services provided under this Letter Agreement, and in no event will either of us be liable to the other for amounts in excess of the amount to be paid for services rendered. Microsoft warrants that the services provided under this Letter Agreement will be performed using generally accepted industry standards and practices. No other warranties of any kind, including warranties of merchantability or fitness for purpose, are extended by Microsoft.

         This Letter Agreement constitutes the entire agreement between Microsoft and Customer, and merges all prior and contemporaneous communications with respect to the subject matter hereof. The terms on any purchase order or other form submitted by Customer shall not apply. This Letter Agreement shall be governed by the laws of the State of Washington, U.S.A.

         Please acknowledge acceptance of the terms of this Letter Agreement by signing the enclosed duplicate copy and returning it to us. We look forward to working with you. If you have any questions, please give me a call at 650-573-5027.

                                       Sincerely yours,

                                       /s/ Walther De Petris
                                       Walther De Petris
                                       Partner and Developer Services

Accepted and Approved for
MICROSOFT CORPORATION

/s/ Walther DePetris
---------------------------
Signature

Walther DePetris
---------------------------
Name (Print)

Director
---------------------------
Title

10/13/98
---------------------------
Effective Date

Accepted and Approved for
ZAP ME!

/s/ Joshua Marks
---------------------------
Signature

Joshua Marks
---------------------------
Name (Print)

Chief Operating Officer
---------------------------
Title

10/7/98
---------------------------
Date

               Microsoft Corporation          Tel 425 882 8080
               One Microsoft Way              Fax 425 936 7329
               Redmond, WA 98052-6399         http://www.microsoft.com/

                                                 AUTHORIZATION NUMBER  X 9900183

                             (TO BE COMPLETED BY MS)

                              MICROSOFT CORPORATION
                    AUTHORIZED EDUCATION RESELLER APPLICATION

                                                                [MICROSOFT LOGO]

This Microsoft Corporation Authorized Education Reseller Application ("Application") is entered into as of this 24th day of August, 1998, between MICROSOFT CORPORATION ("MS"), and Satellite Online Solutions Corporation ("RESELLER") (RESELLER: PLEASE ENTER DAY, DATE, YEAR AND COMPANY NAME ABOVE.)

THIS APPLICATION IS AVAILABLE ONLY TO RESELLERS WHO MEET THE FOLLOWING
CRITERIA:

A)  LICENSED TO RESELL



RESELLER must have a current license to do business from an applicable local government entity.

AND

B)                RESELLER MINIMUM PURCHASE OR CAMPUS RESELLER CERTIFIED
         For the six (6) month period prior to submitting this Application, and for each six (6) month period following execution of this Application, RESELLER must have an established record of Microsoft Academic Edition ("AE") products purchases from Microsoft authorized distributors totaling a minimum of [*] in Microsoft AE product ("Minimum Purchase Requirement"). MS shall review RESELLER's Minimum Purchase Requirements semi-annually every December 1st and June 1st. Notwithstanding anything to the contrary in Section 2, if RESELLER's Minimum Purchase Requirements are not met, Microsoft will terminate this Application and RESELLER will not be allowed to reapply for one (1) year following termination.

"Campus Resellers" (defined as an entity officially owned, operated by, or affiliated with a higher education institution) need not meet the Minimum Purchase Requirement provided valid proof of affiliation (which includes a letter of recognition from the applicable university president or provost or equivalent) is submitted with this Application.

MS reserves the right, in its sole discretion, to refuse the Application of any applicant or re-applicant for entry into the AER program.

AND

--------
[*]Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchanges commission.

C)       SUBMITTAL OF APPLICATION CHECKLIST

Upon submittal of this Application, RESELLER shall attach a completed
         Application Checklist ("Checklist") attached hereto as Schedule B. Completion and submission of the Checklist does not constitute eligibility for or acceptance into the AER Program. MS shall not approve any Application and shall refuse entry into the AER Program by any applicant if Checklist is missing or incomplete.

1. PURPOSE



The purpose of this Application is to set forth the framework by which MS appoints RESELLER as an Authorized Education Reseller ("AER"), and by which MS authorizes RESELLER to purchase AE products from a MS authorized AE distributor, and distribute said AE products to Qualified Educational Users ("Qualified Educational User(s)") as defined in the Microsoft Qualified Educational User Definition & Distribution Guidelines ("Guidelines"), attached hereto as Schedule A. Microsoft shall have the right to change the Guidelines upon thirty (30) days' written notice.


2. TERM AND TERMINATION



The Application shall be effective upon the assignment by Microsoft of a new authorization number. Either party may terminate this Application upon providing thirty (30) days' notice to the other party. The Application shall terminate immediately upon breach of any provision of the Application including, without limitation, breaches of Section (A) or (B) above. Should termination for a breach occur, RESELLER agrees that MS shall be entitled to damages, including without limitation, the difference between MS estimated retail price for AE product and MS full packaged product estimated retail price for commercial versions of the same product. Microsoft reserves the right to pursue any and all of its other legal and equitable remedies, as well, including, without limitation, punitive damages, professional fees and remedies under federal copyright law.

3. RESELLER OBLIGATIONS



During the term of this Application, RESELLER agrees:

         3.1 RESELLER SHALL OBTAIN AE PRODUCT ONLY FROM A MS AUTHORIZED AE DISTRIBUTOR;

         3.2 RESELLER SHALL DISTRIBUTE AE PRODUCT ONLY TO QUALIFIED EDUCATIONAL USERS AS DEFINED IN THE GUIDELINES;

         3.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN SECTION 3.2, RESELLER SHALL DISTRIBUTE AE PRODUCT ONLY TO QUALIFIED EDUCATIONAL USERS AS END USERS, AND NOT TO RESELLERS OF ANY KIND;

         3.4 RESELLER SHALL DISTRIBUTE AE PRODUCT ONLY WITHIN THE GEOGRAPHIC BOUNDARIES OF THE UNITED STATES OF AMERICA, AND SHALL NOT DISTRIBUTE AE PRODUCT TO ANY END USER RESELLER HAS REASON TO BELIEVE MAY RE-DISTRIBUTE SAID PRODUCT OUTSIDE THE UNITED STATES. RESELLER SHALL NOT DISTRIBUTE AE PRODUCT TO FLEET POST OFFICES ("FPOS") OR ARMY POST OFFICES ("APOS") OUTSIDE THE UNITED STATES;

         3.5 RESELLER SHALL DISTRIBUTE NO MORE THAN ONE (1) COPY OF EACH AE PRODUCT TITLE TO ANY INDIVIDUAL END USER IN ANY TWELVE (12) MONTH PERIOD;

         3.6 RESELLER SHALL CONFORM TO ANY AND ALL DISTRIBUTION REQUIREMENTS WHICH MAY BE ASSOCIATED WITH INDIVIDUAL AE PRODUCTS AND WHICH MAY, FROM TIME TO TIME, BE SET BY MS;

         3.7 RESELLER SHALL USE BEST EFFORTS TO ACTIVELY PROMOTE AE PRODUCT ONLY TO QUALIFIED EDUCATIONAL USERS. RESELLER SHALL MARKET AE PRODUCT ONLY IN CATALOGUES OR DIRECT MAIL TO QUALIFIED EDUCATIONAL USERS ONLY, AND SHALL NOT MARKET AE PRODUCT OR PROMOTE AND ADVERTISE AE PRODUCT AVAILABILITY IN PUBLICATIONS ACCESSIBLE BY THE GENERAL PUBLIC. IN ADDITION, RESELLER SHALL NOT DISPLAY AE PRODUCT IN A RETAIL SETTING UNLESS SAID RESELLER'S PRIMARY LINE OF BUSINESS IS EDUCATION SALES. DURING THE TERM HEREOF, RESELLER MAY IN A RETAIL SETTING, DISPLAY RESELLER'S STATUS AS A "MICROSOFT AUTHORIZED EDUCATION RESELLER", PROVIDED RESELLER'S NAME IS MORE PROMINENTLY DISPLAYED THAN SUCH PHRASE, AND PROVIDED FURTHER, THAT MS RESERVES THE RIGHT TO TERMINATE AT ANY TIME RESELLER'S USE OF SUCH PHRASE.

4. AUDIT



         (a) During the term of this Application and for two (2) years thereafter, RESELLER agrees to keep all usual and proper records and books of account and all usual and proper entries relating to AE product distributed. RESELLER shall maintain such records on RESELLER's premises.

         (b) In order to verify statements issued by RESELLER and RESELLER's compliance with the terms of this Application, Microsoft may cause (i) an audit to be made of RESELLER's books and records and/or (ii) an inspection to be made of RESELLER's facilities and procedures. Any audit and/or inspection shall be conducted during regular business hours at RESELLER'S facilities, with or without notice. Any audit shall be conducted either by MS or by an independent certified public accountant selected by MS (other than on a contingent fee basis).

         (c) RESELLER agrees to provide MS' designated audit or inspection team access to the relevant records and facilities.

         (d) In the event that an audit discloses RESELLER distributing AE product in violation of this Application, RESELLER shall be obligated to compensate MS for the damages caused thereby. In the event such violation involves RESELLER distributing AE product to an individual or entity that is not a Qualified Educational User, for each unit of AE Product distributed in violation of this Application RESELLER shall be required to pay MS the difference between MS estimated retail price for AE product and MS estimated retail price for full packaged product of commercial versions of the same products, plus any other amounts allowed by law. Such amounts shall be paid promptly upon receipt of an invoice from MS. Further, if a violation is disclosed, RESELLER agrees to pay MS for all costs associated with the audit. MS reserves its right to terminate RESELLER, pursuant to Section 2.

     IN WITNESS WHEREOF, RESELLER has agreed to the terms and conditions of this Application on the date indicated below. Any terms and conditions of the Application not modified herein shall remain in full force and effect. THIS APPLICATION IS NON-BINDING UNTIL APPROVED BY MS, AND A NEW AUTHORIZATION NUMBER IS ASSIGNED. IN ANY EVENT, IF THIS APPLICATION IS CHANGED IN ANY MANNER IT SHALL BE DEEMED NULL AND VOID.

AGREED AND ACCEPTED BY
MICROSOFT CORPORATION ("MS"):

/s/ Elizabeth King
-------------------------------------------------------------------------------

By
LIZ KING
-------------------------------------------------------------------------------


Name (please print)
GENERAL MANAGER
-------------------------------------------------------------------------------


Title

AUG 21 1998
-------------------------------------------------------------------------------


Date

AGREED AND ACCEPTED TO BY
  RESELLER:

         /s/ Joshua K. Marks
-------------------------------------------------------------------------------
         By (please sign your name)

Joshua K. Marks
-------------------------------------------------------------------------------
         Name (please clearly print your name)

COO (Chief Operating Officer)
-------------------------------------------------------------------------------
         Title

8/24/98
-------------------------------------------------------------------------------
         Date

Satellite Online Solutions Corporation
         (DBA: Zapme!)
-------------------------------------------------------------------------------
         RESELLER NAME

3000 Executive Parkway, Suite 150
-------------------------------------------------------------------------------

         RESELLER ADDRESS

San Ramon, CA  94583
-------------------------------------------------------------------------------
         CITY, STATE, ZIP

(925) 543-0300
-------------------------------------------------------------------------------
         PHONE

(925) 543-0301
-------------------------------------------------------------------------------
         FAX

Jmarks@zapme.com
-------------------------------------------------------------------------------
         EMAIL ADDRESS

www.zapme.com
-------------------------------------------------------------------------------
         URL

Darryl Deaton
-------------------------------------------------------------------------------
         MARKETING CONTACT NAME

                       RESELLER--AIL THIS APPLICATION TO:
                             Microsoft in Education
                             AER Progra--Building 18
                                One Microsoft Way
                                Redmond, WA 98052
                    PLEASE ALLOW UP TO 4 WEEKS FOR PROCESSING

PLEASE DO NOT FAX IN THIS APPLICATION FORM--FAXED APPLICATIONS WILL NOT BE ACCEPTED

  For Application questions call 1-800-933-8313 or e-mail MSAERP@microsoft.com

                For product related questions call 1-800-426-9400